(ART)
The Portugal Fund, Inc.
-----------------------
ANNUAL REPORT
DECEMBER 31, 1997

 CONTENTS

Letter to Shareholders.......................................................................          1

Portfolio Summary............................................................................          6

Schedule of Investments......................................................................          7

Statement of Assets and Liabilities..........................................................          8

Statement of Operations......................................................................          9

Statement of Changes in Net Assets...........................................................         10

Financial Highlights.........................................................................         11

Notes to Financial Statements................................................................         12

Report of Independent Accountants............................................................         15

Results of Annual Meeting of Shareholders....................................................         16

Tax Information..............................................................................         16

Description of Dividend Reinvestment and Cash Purchase Plan..................................         17

PICTURED ON THE COVER IS A SCENIC VIEW OF LISBON, PORTUGAL FROM THE MAR DE
PALHA.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
                                                                February 4, 1998

DEAR SHAREHOLDER:

I am writing to report on the activities of The Portugal Fund, Inc. (the "Fund") for the year ended December 31, 1997.

At December 31, 1997, the Fund's net assets were $103.4 million. Net asset value ("NAV") per share was $19.45, as compared to $17.43 at December 31, 1996.

PERFORMANCE

For the year ended December 31, 1997, the Fund's total return, based on NAV and reinvestment of dividends and distributions, was 39.0%, as compared to 47.5% for the Morgan Stanley Capital International Portugal Index (the "Index").

As was the case during the first half of 1997, the Fund was unable to fully capture the impact of large-capitalization stocks, whose returns were especially strong. This factor was primarily responsible for the Fund's underperformance relative to the Index during the year as a whole. Because the Fund is subject to strict legal diversification requirements, I could not maintain even Index-neutral weightings in key sectors such as telecommunications and banking, which dominate the Index (and, hence, its returns). It also is true, however, that an additional drag on performance was my decision to overweight the construction/building materials sector relative to the Index. Contrary to expectation, the sector did not perform well.

Recent relative underperformance should not obscure the Fund's considerable long-term outperformance of the Index. Since inception on November 9, 1989 through December 31, 1997, the Fund's NAV rose by 86.6%, versus 73.3% for the Index. I believe that this return supports the Fund's basic charter, which is to generate superior returns over the longer term through broad portfolio diversification.

INVESTMENT PERSPECTIVE

Portugal was among the world's best-performing equity markets in 1997. As measured by the Index, the market's strong showing was exceeded only by that of Turkey, Hungary and Mexico. It also topped the returns of all developed-world countries.

Why did the market do so well? I see several primary reasons. First is the nation's equity-friendly macroeconomic environment. Portuguese fundamentals in this regard remain quite positive, as the following statistics indicate:

- Expected 1997 Gross Domestic Product ("GDP") growth of 3.5%, for example, is healthy but not excessive. The same can be said for the 3.8%, which I am currently projecting for 1998.

- Average inflation in 1997 was 2.2%, well below both the government's targeted rate of around 2.5% and the 3.1% figure for 1996.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

- The budget deficit was a lower-than-expected 2.4% of GDP, down from 3.9% and 4.9% in 1996 and 1995, respectively.

- Short-term interest rates, which ended 1996 at 6.7%, were reduced in several stages to 5.3% by the end of 1997. They were cut another 20 basis points, to 5.1%, in mid-January.

Based on these and other criteria, Portugal is admirably positioned to meet the strict requirements for European Monetary Union established by the Treaty of Maastricht.

Another driver of market performance was Portugal's recent move within the Index universe of classifications from emerging-market to developed-nation status. This has been a major catalyst in raising Portugal's visibility among international investors and attracting new capital into Portuguese stocks. It is important to note in this context that Portugal remains in the International Finance Corporation's more widely used emerging markets index; in other words, it simultaneously receives inflows from dedicated investors in emerging as well as developed markets.

The last of the factors supporting the market was the continuing success of the government's privatization program. Two of 1997's three privatizations were the largest in Portugal's history. These were the sales of equity stakes in Electricidade de Portugal, S.A. ("EDP"), the nation's main electric company ($2.2 billion) and Portugal Telecom, S.A. ($2.1 billion). Total privatization revenues of $4.9 billion were more than three times the $1.6 billion raised in 1996. The government currently projects privatizations to generate about $2.1 billion in 1998, based on planned sales of cement giant Cimpor-Cimentos de Portugal, S.G.P.S., S.A., paper maker Portucel Indutrial-Empresa Produtora de Celulose, S.A., airport manager Aeroportos E Navigacao Aerea and a second offering of EDP.

Privatizations offer numerous benefits for equity investors, notably increased liquidity and a widened exposure to the most important sectors of the Portuguese economy. The revenues they raise, furthermore, enhance the government's overall financial flexibility. All of these factors help to attract greater interest in the market from institutional and smaller investors, both foreign and domestic.

FEATURED COMPANIES

As is my custom, I'd like to highlight specific companies held in the Fund in order to provide some insight into how your money is invested. The following are two that I view quite positively.

ELECTRICIDADE DE PORTUGAL, S.A.

As its name suggests, EDP is a vertically integrated electric utility. Formed by the government in 1976 to nationalize the Portuguese electricity sector, EDP dominates the generation, transmission and distribution of electricity in Portugal. It also is the nation's largest and most profitable company of any kind.

The first of several projected blocks of equity in EDP were sold to the public by the Portuguese government in a June 1997 global share offering. As a result of the sale, the government reduced its ownership stake to 75% from 100%.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

I view EDP's long-term prospects with great optimism. Its demand profile, for example, is quite favorable due to an unusual coincidence of factors. First, Portuguese electricity consumption is significantly lower than that of neighboring Spain, other Southern European nations and Western Europe in general. This suggests strong potential consumption growth simply to approximate the regional average. Historical yearly consumption growth in Portugal, furthermore, has exceeded GDP growth by 1.5-2.0 percentage points. The fact that Portugal's GDP is expected to grow more quickly than the European average over the next few years, then, is particularly auspicious for electricity demand. EDP's revenues, earnings and cash flow should benefit accordingly.

The Portuguese government has recently taken steps to open the domestic electricity market to outside competition. A number of structural factors specific to the Portuguese electricity business, however, will make it difficult for outside competitors to challenge EDP's market dominance:

- Customers wishing to change suppliers must give EDP two years' notice in order to do so.

- EDP  retains its monopoly  on transmission and  distribution. It thus receives
  all  transmission-  and   distribution-related  revenues,   even  if   outside
  generators use its facilities.

- The absence of sizable electricity interconnections between Spain (with which Portugal is closely interconnected) and the rest of Europe makes it very difficult for non-Iberian power to physically get to Portugal.

- 70% of EDP's customer base is residential, which is the least able and likely of the three main customer types (the others are commercial and industrial) to seek out alternative suppliers.

In addition to EDP's favorable demand profile and advantageous barriers to entry, I see several other meaningful positives to the company's story. Its generation of free cash flow is rising, enabling it to reduce debt and debt-servicing costs, finance major expenditures internally and maintain its relatively high dividend payout. Its operating expenses are among the lowest for utilities in all of Europe. There is considerable scope for further gains in efficiency and productivity, a goal to which management is firmly committed. It is increasingly involved in overseas ventures, notably its equity stake in a leading Brazilian electricity distributor. I expect EDP to be among the more prominent participants in the privatization of the overall Brazilian electricity sector in 1998.

CORPORACAO INDUSTRIAL DO NORTE, S.A.

Corporacao Industrial do Norte, S.A. ("CIN") is Portugal's largest manufacturer of paints and other related coatings, with a market share of approximately 30%. Following its late-1994 entry into Spain, it has also become the largest such company in the entire Iberian Peninsula.

CIN completed a major domestic restructuring program in 1996 and has successfully turned around its Spanish operations as well. This has not gone unnoticed by investors, whose enthusiasm for the company's shares has made CIN one of the top-performing Portuguese stocks over the last couple of years.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

The Fund has held a position in CIN shares for some time now. Even with the stock's strong performance of late, I continue to like it for the future. Here's why:

POSITIVE MACROECONOMIC ENVIRONMENT. Paint production is closely correlated with growth in GDP and residential construction. Given the strength of Portugal's GDP growth, construction has experienced a boom that should last several more years. Falling interest rates should lead to more attractive mortgage rates, which adds further impetus to the boom. CIN is well-positioned to reap the benefits.

RELATIVELY LOW MARKET PENETRATION. Like Portuguese electricity usage, paint consumption in Portugal and Spain is considerably lower than that in the rest of Europe, indicating higher-than-average potential for growth.

AGGRESSIVE ACQUISITION/CONSOLIDATION STRATEGY. This enables CIN to take advantage of the high degree of fragmentation in the Iberian paint industry and, in the process, to maintain revenue gains even in weaker periods of the paint cycle.

PRODUCT INNOVATION. CIN's prowess in creating and marketing new products is supported by its relatively high spending on research and development.

TAKEOVER APPEAL. In addition to its own strong fundamentals and the vibrance of the Portuguese market, CIN is appealing as a potential acquisition candidate. Its market leadership in Portugal belies its status as a small player in the context of the broader European paint business, meaning that it would likely be easily affordable for any of the major players (E.G., Sherwin Williams, ICI, BASF, Hoechst, etc.). Because of the market's high level of competition and punitive transportation costs, moreover, acquisition of an existing company is the easiest and least risky way for a major player to enter Portugal.

OUTLOOK

My short-term view of the market is one of cautious optimism, very simply because valuations are somewhat stretched. If earnings results for the fourth quarter (which are expected shortly) contain some positive surprises, however, current valuations would be considered more reasonable and an overall re-rating of the market would likely occur.

For the time being, I intend to maintain the portfolio's emphasis on the shares of the largest, most liquid Portuguese companies. These ought to benefit not only from their own positive fundamentals, but also from the higher demand for liquidity as foreign investors begin to direct an increasing level of cash into the market.

Looking further ahead, I believe that the Portugal investment story remains quite compelling. Portugal clearly is being perceived as a relative "safe haven" among emerging equity markets. The economy continues along its remarkably consistent path, while first-round membership in European Monetary Union is all but assured. Finally, political stability shows no signs of weakness, and the successful privatization of state-owned companies should continue.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

I appreciate your interest in the Fund, and would be pleased to respond to your questions or comments.

Respectfully,

                [SIG]
Richard W. Watt
President and Chief Investment Officer*

I wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 17 and 18 of this report.

--------------------------------------------------------------------------------
*Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Latin America Investment Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS

                                   31-Dec-96   31-Dec-97
Banking                                 7.89       18.50
Construction & Public Works            21.52        8.00
Consumer Products                       7.97        0.00
Electric-Integrated                     0.00       24.05
Foodstuffs, Beverages & Tobacco        15.10        7.43
Forest Products & Paper                 6.90        3.75
Insurance                               8.67       10.12
Retail Trade                            4.83        0.00
Telecommunications                      8.78       28.34
Transportation & Warehousing            1.71        5.28
Other                                  13.81        5.39
Cash & Cash Equivalents                 2.82      -10.86

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                  Percent of Net
           Holding                                                                           Sector                   Assets
--------------------------------------------------------------------------------------------------------------------------------
       1.  Portugal Telecom, S.A.                                                      Telecommunications               28.3
--------------------------------------------------------------------------------------------------------------------------------
       2.  Electricidade de Portugal, S.A.                                            Electric-Integrated               24.1
--------------------------------------------------------------------------------------------------------------------------------
       3.  Banco Comercial Portugues, S.A.                                                  Banking                      6.2
--------------------------------------------------------------------------------------------------------------------------------
       4.  BPI-S.G.P.S., S.A.                                                               Banking                      6.2
--------------------------------------------------------------------------------------------------------------------------------
       5.  Banco Espirito Santo e Comercial de Lisboa, S.A.                                 Banking                      6.1
--------------------------------------------------------------------------------------------------------------------------------
       6.  Cimpor-Cimentos de Portugal, S.G.P.S., S.A.                            Construction & Public Works            5.8
--------------------------------------------------------------------------------------------------------------------------------
       7.  Jeronimo Martins S.G.P.S., S.A.                                      Foodstuffs, Beverages & Tobacco          5.6
--------------------------------------------------------------------------------------------------------------------------------
       8.  Companhia de Seguros Tranquilidade                                              Insurance                     5.1
--------------------------------------------------------------------------------------------------------------------------------
       9.  Companhia de Seguros Mundial Confianca, S.A.                                    Insurance                     5.0
--------------------------------------------------------------------------------------------------------------------------------
      10.  Barbosa & Almeida-Fabrica de Vidros, S.A.                              Transportation & Warehousing           3.2
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-110.86%
 BANKING-18.50%
Banco Comercial Portugues, S.A.,
 (Registered)...........................        168,200  $ 3,439,914
Banco Comercial Portugues, S.A., Series
 A......................................         40,500    2,988,141
Banco Espirito Santo e Comercial de
 Lisboa, S.A., (Registered).............        213,100    6,341,590
BPI-S.G.P.S., S.A.......................        262,100    6,372,825
                                                         -----------
                                                          19,142,470
                                                         -----------
 CELLULAR TELECOMMUNICATIONS-0.67%
Telecel-Comunicacaoes Pessoais, S.A.
 ADR+...................................          6,530      695,765
                                                         -----------
 CHEMICALS & PETROLEUM PRODUCTS-2.47%
Corporacao Industrial do Norte, S.A.,
 (Bearer)...............................         40,580    2,555,450
                                                         -----------
 CONSTRUCTION & PUBLIC WORKS-8.00%
Caima-Ceramica e Servicos, S.G.P.S.,
 S.A.+..................................         82,600      485,601
Cimpor-Cimentos de Portugal, S.G.P.S.,
 S.A....................................        230,771    6,048,678
Mota e Companhia, S.A...................         61,100      969,384
Sociedade de Construcoes Soares da
 Costa, S.A.+...........................        110,600      769,196
                                                         -----------
                                                           8,272,859
                                                         -----------
 CRYSTAL & GIFTWARE-0.92%
Atlantis-Cristais de Alcobaca, S.A......         51,900      955,959
                                                         -----------
 ELECTRIC-INTEGRATED-24.05%
Electricidade de Portugal, S.A..........      1,313,950   24,880,184
                                                         -----------
 FILM DISTRIBUTION-0.21%
Lusomundo S.G.P.S., S.A.................         23,525      217,295
                                                         -----------
 FOODSTUFFS, BEVERAGES & TOBACCO-7.43%
Jeronimo Martins S.G.P.S., S.A..........         51,199    1,624,599
Jeronimo Martins S.G.P.S., S.A.
 (New)Section+..........................        131,547    4,174,128
Sumolis-Companhia Industrial de Frutas e
 Bebidas, S.A...........................        321,346    1,882,191
                                                         -----------
                                                           7,680,918
                                                         -----------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 FOREST PRODUCTS & PAPER-3.75%
Corticeira Amorim, S.A..................        176,100  $ 2,105,009
Portucel Industrial-Empresa Produtora de
 Celulose, S.A..........................        290,300    1,771,327
                                                         -----------
                                                           3,876,336
                                                         -----------
 INSURANCE-10.12%
Companhia de Seguros Mundial Confianca,
 S.A.+..................................        286,200    5,209,384
Companhia de Seguros Tranquilidade......        218,900    5,257,024
                                                         -----------
                                                          10,466,408
                                                         -----------
 NON-METALLIC MINERAL PRODUCTS-0.63%
Fabrica de Porcelana Vista Alegre,
 S.A....................................         20,990      647,275
                                                         -----------
 PUBLISHING-NEWSPAPERS-0.49%
Investec-Consultoria Internacional,
 S.A.+..................................         16,900      510,085
                                                         -----------
 TELECOMMUNICATIONS-28.34%
Portugal Telecom, S.A...................        473,717   21,981,069
Portugal Telecom, S.A. ADR..............        155,961    7,330,167
                                                         -----------
                                                          29,311,236
                                                         -----------
 TRANSPORTATION & WAREHOUSING-5.28%
Barbosa & Almeida-Fabrica de Vidros,
 S.A....................................        202,200    3,273,930
Brisa-Auto Estradas de Portugal,
 S.A.+..................................         61,125    2,189,646
                                                         -----------
                                                           5,463,576
                                                         -----------

TOTAL INVESTMENTS-110.86%
 (Cost $88,789,429) (Notes A,D)........................  114,675,816
LIABILITIES IN EXCESS OF CASH AND OTHER
 ASSETS-(10.86)%.......................................  (11,232,046)
                                                         -----------
NET ASSETS-100.00%.....................................  $103,443,770
                                                         -----------
                                                         -----------
---------------------------------------------------------
+          Security is non-income producing.
Section    New shares are not entitled to dividends until
           approximately 90 days from the date such shares were
           issued.
ADR        American Depositary Receipts.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1997
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $88,789,429)
 (Note A)...............................     $114,675,816
Cash (Note A)...........................       10,697,426
Receivable for investments sold.........          535,228
Prepaid expenses........................           15,275
                                             ------------
Total Assets............................      125,923,745
                                             ------------

 LIABILITIES
Payables:
  Dividend (Note A).....................       22,021,804
  Investment advisory fee (Note B)......          309,594
  Administration fees (Note B)..........           13,343
  Other accrued expenses................          135,234
                                             ------------
Total Liabilities.......................       22,479,975
                                             ------------
NET ASSETS (applicable to 5,319,276
 shares of common stock outstanding)
 (Note C)...............................     $103,443,770
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($103,443,770
  DIVIDED BY 5,319,276).................           $19.45
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 5,319,276 shares issued and outstanding
 (100,000,000 shares authorized)........     $      5,319
Paid-in capital.........................       73,346,864
Undistributed net investment income.....          126,306
Accumulated net realized gain on
 investments and foreign currency
 related transactions...................        4,087,464
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................       25,877,817
                                             ------------
Net assets applicable to shares
 outstanding............................     $103,443,770
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   8

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $ 2,098,189
  Interest..............................         165,287
  Less: Foreign taxes withheld..........        (278,641)
                                             -----------
  Total Investment Income...............       1,984,835
                                             -----------
Expenses:
  Investment advisory fees (Note B).....       1,298,883
  Custodian fees........................         199,592
  Administration fees (Note B)..........         110,624
  Printing..............................          79,000
  Accounting fees.......................          68,498
  Audit and legal fees..................          54,867
  Transfer agent fees...................          31,499
  Directors' fees.......................          30,569
  NYSE listing fees.....................          16,180
  Insurance.............................          14,617
  Other.................................          14,262
                                             -----------
  Total Expenses........................       1,918,591
  Less: Fee waivers (Note B)............        (185,748)
                                             -----------
    Net Expenses........................       1,732,843
                                             -----------
Net Investment Income...................         251,992
                                             -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................      28,283,799
  Foreign currency related
   transactions.........................        (145,419)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........       4,435,796
                                             -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................      32,574,176
                                             -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $32,826,168
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                            For the Years Ended December 31,
                                            --------------------------------
                                                1997                1996
                                            --------------------------------

 INCREASE IN NET ASSETS
Operations:
  Net investment income.................    $    251,992         $   598,220
  Net realized gain on investments and
   foreign currency related
   transactions.........................      28,138,380           1,594,647
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currency.............................       4,435,796          20,160,199
                                            ------------         -----------
    Net increase in net assets resulting
     from operations....................      32,826,168          22,353,066
                                            ------------         -----------
Dividends and distributions to
 shareholders:
  Net investment income.................         (53,193)           (424,204)
  Net realized gain on investments......     (21,968,611)                 --
                                            ------------         -----------
    Total dividends and distributions to
     shareholders.......................     (22,021,804)           (424,204)
                                            ------------         -----------
Capital share transactions (Note C):
  Proceeds from 16,731 shares and 3,184
   shares, respectively, issued in
   reinvestment of dividends............         240,506              39,398
                                            ------------         -----------
    Total increase in net assets........      11,044,870          21,968,260
                                            ------------         -----------

 NET ASSETS
Beginning of year.......................      92,398,900          70,430,640
                                            ------------         -----------
End of year (including undistributed net
 investment income of $126,306 and a
 distribution in excess of net
 investment income of $72,493,
 respectively)..........................    $103,443,770         $92,398,900
                                            ------------         -----------
                                            ------------         -----------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                For the Years Ended December 31,
                                         -------------------------------------------------------------------------------
                                           1997        1996        1995        1994        1993        1992       1991
                                         -------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...     $17.43      $13.29      $14.33      $12.52       $8.90     $10.77     $10.96
                                         ---------   ---------   ---------   ---------   ---------   --------   --------
Net investment income..................       0.05        0.11        0.17        0.06        0.07       0.11       0.13
Net realized and unrealized gain/(loss)
 on investments and foreign currency
 related transactions..................       6.11+       4.11       (1.03)       1.81        3.55      (1.92)     (0.21)
                                         ---------   ---------   ---------   ---------   ---------   --------   --------
Net increase/(decrease) in net assets
 resulting from operations.............       6.16        4.22       (0.86)       1.87        3.62      (1.81)     (0.08)
                                         ---------   ---------   ---------   ---------   ---------   --------   --------
Dividends and distributions to
 shareholders:
Net investment income..................      (0.01)      (0.08)      (0.15)      (0.06)         --      (0.06)     (0.11)
In excess of net investment income.....         --          --          --          --          --         --         --
Net realized gain on investments and
 foreign currency related
 transactions..........................      (4.13)         --       (0.03)         --          --         --         --
                                         ---------   ---------   ---------   ---------   ---------   --------   --------
Total dividends and distributions to
 shareholders..........................      (4.14)      (0.08)      (0.18)      (0.06)         --      (0.06)     (0.11)
                                         ---------   ---------   ---------   ---------   ---------   --------   --------
Net asset value, end of period.........     $19.45      $17.43      $13.29      $14.33      $12.52      $8.90     $10.77
                                         ---------   ---------   ---------   ---------   ---------   --------   --------
                                         ---------   ---------   ---------   ---------   ---------   --------   --------
Market value, end of period............    $15.813     $13.750     $11.125     $13.875     $14.125     $8.000     $9.750
                                         ---------   ---------   ---------   ---------   ---------   --------   --------
                                         ---------   ---------   ---------   ---------   ---------   --------   --------
Total investment return(a).............      43.21%      24.28%     (18.65)%     (1.35)%     76.56%    (17.34)%     6.58%
                                         ---------   ---------   ---------   ---------   ---------   --------   --------
                                         ---------   ---------   ---------   ---------   ---------   --------   --------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)..............................   $103,444     $92,399     $70,431     $75,908     $66,351    $47,134    $57,036
Ratio of expenses to average net
 assets, net of fee waivers............       1.56%       1.62%       1.58%       1.41%       1.97%      1.92%      1.96%
Ratio of expenses to average net
 assets, excluding fee waivers.........       1.73%       1.81%       1.76%       1.59%       2.00%        --         --
Ratio of net investment income to
 average net assets....................       0.23%       0.75%       1.18%       0.43%       0.66%      1.07%      1.20%
Portfolio turnover rate................      72.25%      35.94%      35.73%      15.47%      24.47%     39.07%     13.31%
Average commission rate per share(c)...    $0.0593     $0.0584          --          --          --         --         --

                                                        For the Period
                                                           through
                                           1990       December 31, 1989

 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...     $13.79             $13.79**
                                         ---------            -------
Net investment income..................       0.16               0.04
Net realized and unrealized gain/(loss)
 on investments and foreign currency
 related transactions..................      (2.87)              0.04
                                         ---------            -------
Net increase/(decrease) in net assets
 resulting from operations.............      (2.71)              0.08
                                         ---------            -------
Dividends and distributions to
 shareholders:
Net investment income..................      (0.12)             (0.04)
In excess of net investment income.....         --              (0.04)
Net realized gain on investments and
 foreign currency related
 transactions..........................         --                 --
                                         ---------            -------
Total dividends and distributions to
 shareholders..........................      (0.12)             (0.08)
                                         ---------            -------
Net asset value, end of period.........     $10.96             $13.79
                                         ---------            -------
                                         ---------            -------
Market value, end of period............     $9.250            $17.000
                                         ---------            -------
                                         ---------            -------
Total investment return(a).............     (44.91)%            22.49%
                                         ---------            -------
                                         ---------            -------
 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)..............................    $58,084            $73,023
Ratio of expenses to average net
 assets, net of fee waivers............       2.04%              2.26%(b)
Ratio of expenses to average net
 assets, excluding fee waivers.........         --                 --
Ratio of net investment income to
 average net assets....................       1.38%              2.03%(b)
Portfolio turnover rate................      10.09%                --
Average commission rate per share(c)...         --                 --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.16 per share.
+ Includes a $0.01 per share decrease to the Fund's net asset value resulting from the dilutive impact of shares issued pursuant to the Fund's Dividend Reinvestment Plan.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the respective periods for which commissions were charged, as required by the SEC for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Portugal Fund, Inc. (the "Fund") was incorporated in Maryland on August 11, 1989 and commenced investment operations on November 9, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the last current bid and the asked prices, if available. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded and/or non readily marketable securities. At December 31, 1997, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is currently calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1997, the interest rate was 5.00% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

The Fund may be subject to Portuguese corporate income tax at a maximum rate of 17.50% on dividends received from Portuguese corporations. Capital gains realized by the Fund on the sale of securities are exempt from Portuguese tax.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due

--------------------------------------------------------------------------------
   12

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.
On December 10, 1997, a distribution in the aggregate amount of $22,021,804 equal to $4.14 per share was declared. The distribution was comprised of $0.01 per share from net investment income and $4.13 per share from net realized long-term capital gains. The distribution was payable on January 16, 1998 to shareholders of record as of December 31, 1997.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Repatriation of both investment income and capital from Portugal is controlled under regulations, including, in some cases, the need for certain advance government notification or authority. Foreign investment in Portugal by the Fund may be subject to the prior authorization from the Minister of Finance, from the Bank of Portugal or the Portuguese Foreign Trade Institute, depending on the type of investment or subject to the rules concerning public trade offers.

The Portuguese securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A high proportion of the shares of some Portuguese listed companies are held by a limited number of persons, which may limit the number of shares available for acquisition by the Fund. Restrictions on foreign ownership could also restrict the Fund's ability to acquire shares in certain companies.
 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly net assets, 1.15% of the next $50 million and 1.10% of amounts over $100 million. BEA has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-adviser. For the year ended December 31, 1997, BEA earned $1,298,883 for advisory services, of which BEA waived $185,748. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the year ended December 31, 1997, BEA was reimbursed $10,761 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.09% of the Fund's average weekly net assets. For the year ended December 31, 1997, BSFM earned $99,863 for administrative services.
 NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 5,319,276 shares outstanding at December 31, 1997, BEA owned 7,169 shares.
 NOTE D. INVESTMENT IN SECURITIES
For U.S. federal income tax purposes, the cost of securities owned at December 31, 1997 was $88,789,429. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $25,886,387 was composed of gross appreciation of $31,633,122 for those investments having an excess of value over cost and gross depreciation of $5,746,735 for those investments having an excess of cost over value.

For the year ended December 31, 1997, purchases and sales of securities, other than short-term investments, were $76,570,330 and $84,412,802, respectively.
 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the year ended December 31, 1997.

--------------------------------------------------------------------------------
   14

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Portugal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Portugal Fund, Inc., including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Portugal Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 18, 1998

--------------------------------------------------------------------------------

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 22, 1997, the annual meeting of shareholders of The Portugal Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect four directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                        FOR      WITHHELD   NON-VOTES
-----------------------------------------------------------------------------------  ----------  ---------  ----------
Dr. Enrique R. Arzac                                                                  3,660,384    250,597   1,408,295
Richard W. Watt                                                                       3,649,262    261,719   1,408,295
Jonathan W. Lubell                                                                    3,646,992    263,989   1,408,295
William W. Priest, Jr.                                                                3,649,960    261,021   1,408,295

In addition to the directors re-elected at the meeting, James J. Cattano and Martin M. Torino continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the year ending December 31, 1997.

                                                                               FOR       AGAINST    ABSTAIN   NON-VOTES
                                                                            ----------  ---------  ---------  ----------
                                                                             3,873,645     20,670     16,666   1,408,295

 TAX INFORMATION (UNAUDITED)
The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 1997) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. Of the $4.14 per share distribution paid in respect of such year, $0.01 per share was derived from net investment income and $4.13 per share was derived from net realized long-term capital gains. Of the $4.13 per share distribution paid from net realized long-term capital gains, $2.97 per share was derived from 28 Percent Rate Gains and $1.16 per share was derived from 20 Percent Rate Gains. There were no distributions which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1997.

Notification for calendar year 1997 was mailed in January 1998. The notification reflected the amount to be used by calendar year taxpayers on their U.S. federal income tax returns along with Form 1099-DIV.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------
   16

 DESCRIPTION OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to The Portugal Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by the broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at the market price.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if

--------------------------------------------------------------------------------
the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through this optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gain distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase of the Fund's common stock on his own behalf.

The receipt of dividends and distributions in the stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

The Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semiannual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

--------------------------------------------------------------------------------
   18

 SUMMARY OF GENERAL INFORMATION

The Fund--The Portugal Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investments primarily in Portuguese securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1997, BEA managed approximately $34.2 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Portugal" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "PortugalFd". The Fund's New York Stock Exchange trading symbol is PGF. Weekly comparative net asset value (NAV) and market price information about The Portugal Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON's, as well as other newspapers, in a table called "Closed End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                           BEA ADVISOR FUNDS
SINGLE COUNTRY                                             OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                      BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                                  BEA Global Telecommunications Fund
The First Israel Fund, Inc. (ISL)                          BEA High Yield Fund
The Indonesia Fund, Inc. (IF)                              BEA International Equity Fund
MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc.
(ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)
FIXED INCOME                                               For shareholder information or a copy of
BEA Income Fund, Inc. (FBF)                                a prospectus for any of the open- end
BEA Strategic Global Income Fund, Inc. (FBI)               mutual funds, please call,
                                                           1-800-401-2230.
For closed-end fund information                            Visit our website on the Internet:
please call, 1-800-293-1232.                               http://www.beafunds.com
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
 DIRECTORS AND CORPORATE OFFICERS

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 President, Chief Investment Officer
                                and Director
Dr. Enrique R. Arzac            Director
James J. Cattano                Director

Jonathan W. Lubell              Director

Martin M. Torino                Director
Hal Liebes                      Senior Vice President
Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Rocco A. Del Guercio            Vice President

Wendy S. Setnicka               Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a
prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned
in this report.                                                           [LOGO]

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                                                                      3912-AR-97